UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 5, 2006


                        COGNITRONICS CORPORATION
         (Exact name of registrant as specified in its charter)


         New York                   1-8496         13-1953544
(State or other jurisdiction  (Commission File  (I.R.S. Employer
    of incorporation)             Number)       Identification No.)

              3 Corporate Drive, Danbury, Connecticut 06810
      (Address of principal executive offices, including zip code)

                             (203) 830-3400
          (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On September 5, 2006, John T. Connors resigned as a member of the Board of Directors of the Company.

(d) On September 5, 2006, Michael Mitchell, the President and Chief Executive Officer of the Company was elected to the Board of Directors. Mr. Mitchell was not appointed to any committee of the Board of Directors. Mr. Mitchell, age 46, served as Executive Vice President of Business Development of the Company's subsidiary, ThinkEngine Networks, Inc., from November 2005 through
April 2006.   He also served as President and Chief Executive Officer of
ThinkEngine Networks, Inc. from October 2001 through its acquisition by the Company in November 2005.







                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COGNITRONICS CORPORATION


Date:  September 6, 2006 		          By:   /s/ Garrett Sullivan
                                                        --------------------
                                                            Garrett Sullivan
                                                               Treasurer
















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